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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):  November 30, 2006
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


               0-26059                                 68-0121636
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       (Commission File Number)            (IRS Employer Identification No.)


  4125 South 6000 West, West Valley City, Utah             84128
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    (Address of Principal Executive Offices)             (Zip Code)


                                  801-963-5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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Item 1.01      Entry into a Material Definitive Agreement

Entry into Exclusive Manufacturing and Supply Agreement
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         On November 30, 2006, CirTran Corporation (the "Company"), entered into an Exclusive Manufacturing and Supply Agreement (the "Agreement") with Evolve Projects, LLC ("Evolve"), an Ohio-based limited liability company.

         The term of the Agreement (the "Term") is for five years from execution, and may be continued on a month-to-month basis thereafter. The Agreement relates to the manufacturing and production of a new fitness product (the "Product"). Under the Agreement, Evolve committed to minimum orders of at least 20,000 units during the first year of the Term, at least 30,000 units during the second year of the Term, and at least 40,000 units during the third year of the Term. During the Term, Evolve agreed to purchase all of its requirements for the Product on an exclusive basis from the Company.

         The Product is designed to strengthen and rehabilitate the lower back and adjacent areas of the body. Under the terms of the Agreement, Evolve will own all right, title, and interest in and to the Product, and will market the Product under its own trademarks, service marks, symbols or trade names.

         On December 5, 2006, the Company announced that it had received the first purchase order from Evolve for more than $54,000 of the Product. The Product will be manufactured in China by the Company's Asia-based subsidiary, CirTran Asia, and the Company anticipates that the Products will ship under this first purchase order to the United States during January 2007. Once Evolve has approved the first production run of the Product, the Company and Evolve will confirm the price per unit.

Item 9.01.     Financial Statements and Exhibits.

       (a)     Financial Statements.  None.
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       (b)     Pro Forma Financial Information.  Not Applicable.
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       (c)     Exhibits.
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               99.1  Exclusive   Manufacturing   and  Supply  Agreement  between
                     CirTran Corporation and Evolve Projects, LLC, dated as of November 29, 2006.

               99.2  Press Release dated November 30, 2006.

               99.3  Press Release dated December 5, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CirTran Corporation


Date: December 11, 2006                    By:  /s/ Iehab Hawatmeh
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                                                Iehab J. Hawatmeh, President



























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